CERTIFICATION
                             Pursuant to Section 906
                        of the Sarbanes-Oxley Act of 2002


         The undersigned, the Treasurer and Chief Financial Officer of Schroder Series Trust (the "Trust"), with respect to the Trust's Form N-CSR for the six month period ended April 30, 2008 as filed with the Securities and Exchange Commission, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of his knowledge:

         1. such report on Form N-CSR for the six month period ended April 30, 2008 fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2. the information contained in such report on Form N-CSR for the six month period ended April 30, 2008 fairly presents, in all material respects, the financial condition and results of operations of the Trust.


Dated: June 30, 2008

                                          /s/ Alan M. Mandel
                                          --------------------------------------
                                          Alan M. Mandel
                                          Treasurer and Chief Financial Officer
                                          Schroder Series Trust